Exhibit 10.3

SECOND AMENDMENT TO THE
RESTRUCTURING AND LOCK UP AGREEMENT

WHEREAS, the Parties entered into that certain Restructuring and Lock Up Agreement, dated as of September 3, 2009 and amended on September 14, 2009 (the “Agreement”) for the purpose of mutually agreeing to the terms of a pre-packaged bankruptcy filing of the Nortek Parties;

WHEREAS, the Agreement provides that (a) no later than October 20, 2009, the Nortek Parties shall file voluntary petitions for relief under chapter 11 of the Bankruptcy Code, (b) the Agreement may be terminated by a specified vote of the Consenting Debtholders on October 20, 2009, unless the Nortek Parties have commenced chapter 11 cases and (c) the Forbearance Period shall terminate on the earlier of (i) the Commencement Date, (ii) the date of an occurrence of a Forbearance Default or (iii) October 20, 2009;

WHEREAS, in entering into the Agreement, it was the intention of the Parties thereto that the Nortek Parties would commence their chapter 11 cases no later than October 20, 2009;

WHEREAS, the Agreement provides that once effective, it may be amended in accordance with Section 8 of the Agreement; and

WHEREAS, the Nortek Parties and the Consenting Debtholders constituting the Requisite Debtholder Consent have agreed to enter into this amendment of the Agreement (this “Second Amendment”) to amend the Agreement, effective as of October 19, 2009, to extend the date by which the Nortek Parties shall be required to commence the chapter 11 cases.

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           In Section 2.01 of the Agreement, “October 20, 2009” shall be deleted, and “11:59 PM, prevailing Eastern time, on October 27, 2009” shall be inserted in lieu thereof.

2.           In Section 3.03(a)(iii) of the Agreement, “October 20, 2009” shall be deleted, and “11:59 PM, prevailing Eastern time, on October 27, 2009” shall be inserted in lieu thereof.

3.           In Section 7.01(g) of the Agreement, “October 20, 2009” shall be deleted, and “11:59 PM, prevailing Eastern time, on October 27, 2009” shall be inserted in lieu thereof.

4.           The Parties also clarify and confirm their agreement that Section 11.6 of the Prepackaged Plan is intended to provide that each Person who is entitled to receive a distribution under the Prepackaged Plan shall release all “Released Parties” (as defined in the Prepackaged Plan) in respect of any and all applicable Claims, demands, causes of action and the like that such Person may have (including, without limitation, any NTK 10-3/4% Notes Claims or NTK Holdings Senior Secured Loan Claims (each as defined in the Prepackaged Plan) such Person may hold), without regard to whether or not the Prepackaged Plan is confirmed with respect to NTK Holdings and/or Nortek Holdings.

5.           This Second Amendment may be executed in one or more counterparts, each of which, when so executed, shall constitute an original and all of which shall constitute one instrument.  The counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

6.           This Second Amendment shall be effective as of October 19, 2009, upon the execution of the Nortek Parties and the Consenting Debtholders constituting the Requisite Debtholder Consent, and shall only be amended in accordance with Section 8 of the Agreement.

7.           Except as specifically amended or consented to herein, there are no other amendments, modifications, or other alterations to the Agreement.

8.           Capitalized terms not defined herein shall have the meanings given to them in the Agreement, and in the event of any inconsistency between the two, the Agreement shall control.
IN WITNESS WHEREOF, the Parties have executed this Second Amendment on the day and year first above written.

NTK HOLDINGS, INC.

By:  /s/Kevin W. Donnelly
Name:  Kevin W. Donnelly
Title:    Vice President, General Counsel

NORTEK HOLDINGS, INC.

By:  /s/Kevin W. Donnelly
Name:  Kevin W. Donnelly
Title:    Vice President, General Counsel

NORTEK, INC.

By:  /s/Kevin W. Donnelly
Name:  Kevin W. Donnelly
Title:    Vice President, General Counsel

AIGIS MECHTRONICS, INC.
BROAN-MEXICO HOLDINGS, INC.
BROAN-NUTONE LLC
BROAN-NUTONE STORAGE SOLUTIONS LP
CES GROUP, INC.
CES INTERNATIONAL LTD.
CLEANPAK INTERNATIONAL, INC.
ELAN HOME SYSTEMS, L.L.C.
GEFEN, INC.
GOVERNAIR CORPORATION
GTO, INC.
HC INSTALLATIONS, INC.
HUNTAIR, INC.
INTERNATIONAL ELECTRONICS, INC.
LINEAR H.K. LLC
LINEAR LLC
LITE TOUCH, INC.
MAGENTA RESEARCH LTD.
MAMMOTH-WEBCO, INC.
NILES AUDIO CORPORATION
NORDYNE INC.
NORDYNE INTERNATIONAL, INC.
NORTEK INTERNATIONAL, INC.
NUTONE LLC
OMNIMOUNT SYSTEMS, INC.
OPERATOR SPECIALTY COMPANY, INC.
PACIFIC ZEPHYR RANGE HOOD, INC.
PANAMAX INC.
RANGAIRE GP, INC.
RANGAIRE LP, INC.
SECURE WIRELESS, INC.
SPEAKERCRAFT, INC.
TEMTROL, INC.
WDS LLC
XANTECH CORPORATION
ZEPHYR CORPORATION

By: /s/ Kevin W. Donnelly Name: Kevin W. Donnelly Title: Vice President and Secretary (of entity listed or as an officer of the managing member, sole member or general partner)

Capital Research and Management Company, for and on behalf of various funds it manages

By:  /s/ Michael J. Downer
Name:  Michael J. Downer
Title:   Senior Vice President

Address:   333 South Hope Street, 55th Floor
     Los Angeles, CA 90071
Attn:            Kristine Nishiyama
Tel:             (213) 486-9652
Fax:            (213) 615-0430

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes  ____________________

[CONSENTING DEBTHOLDER]

By:  ACOF Operating Manager III, LLC, its manager
Name:  Jeffrey Schwartz
Title:     Vice President

Address:
Attn:
Tel:
Fax:

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first written above.

GOLDMAN SACHS ASSET
MANAGEMENT, L.P.,  on behalf of its
Advised clients listed on the Schedule
attached hereto

By:  /s/ Roberta Goss
Name:  Roberta Goss
Title:     Managing Director

Address:   32 Old Slip
24th Floor
New York, NY 10005
Attn:       Roberta Goss
Tel:        212-902-1000
E-mail:   Roberta.goss@gs.com

with a copy to:

Jon Yoder
1 New York Plaza
New York, NY 10004
Tel:        212-902-1000
Fax:       212-256-5597
E-mail    jon.yoder@gs.com

Schedule to Goldman Sachs Asset Management, L.P. signature page

Advised Client	Aggregate Principal Amount of 8-1/2% Notes	Aggregate Principal Amount of 102% Notes	Aggregate Principal Amount of 10-3/4% Notes
Alaska Permanent Fund Corporation
Universal-Investment-GmbH re/Bayvk R2
California State Teachers' Retirement Systems
Goldman Sachs Collective Trust High Yield Implementation Vehicle
Daughters of Charity Fund P
Investeringsforeningen Laegernes Pensioninvesterings
Goldman Sachs High Yield Fund
Goldman Sachs Global High Yield Portfolio II
Lyondell Master Trust
Helaba Invest Kapitalanlagegesellschaft re/OSD
Blackrock Investment Management (UK) Limited
Cominvest Asset Management S.A.
Factory Mutual Insurance Company
State Street Bank & Trust Company, as trustee for First Plaza Group Trust II
Goldman Sachs Global High Yield Bond Sub-Trust
JPMorgan Chase 401(k) Savings Plan
Kern County Employees' Retirement Association (KCERA)
Goldman Sachs Liquidity Partners 2007, L.P.
Goldman Sachs Liquidity Partners 2007 Offshore, L.P.
Mediolanum Asset Management Ltd.
MeadWestvaco Corporation Master Retirement Trust
Goldman Sachs Global Opportunities Fund, LLC
Goldman Sachs Global Opportunities Fund Offshore, Ltd.
The Regents of the University of California Pioneer Austria Re. ORF
GuideStone Funds: Medium Duration Bond Fund
Goldman Sachs Collective Trust Core Plus Fixed Income Fund
Ford Motor Company Master Trust Fund
Universal Investment GmbH re/ Hewlett Packard Trust e.V.
PUBLIC EMPLOYEES RETIREMENT SYSTEM OF OHIO
Internationale Kapitalanlagegesellschaft GmbH re/TGV PB24
Orizaha, LP

Fidelity Management &
Research Company
on behalf of
Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 2

By:  /s/ J. Gregory Wass
Name:  J. Gregory Wass
Title:    Assistant Treasurer

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

Fidelity Management &
Research Company
on behalf of
Variable Insurance Products Fund V: Strategic Income Portfolio

By:  /s/ J. Gregory Wass
Name:  J. Gregory Wass
Title:   Assistant Treasurer

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

Fidelity Management &
Research Company
on behalf of
Fidelity School Street Trust: Fidelity Strategic Income Fund

By:  /s/ J. Gregory Wass
Name:  J. Gregory Wass
Title:   Assistant Treasurer

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

Fidelity Management &
Research Company
on behalf of
Fidelity Advisor Series II:  Fidelity Advisor Strategic Income Fund

By:  /s/ J. Gregory Wass
Name:  J. Gregory Wass
Title:   Assistant Treasurer

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

Fidelity Management &
Research Company
on behalf of
Fidelity Summer Street Trust: Fidelity Capital & Income Fund

By:  /s/ J. Gregory Wass
Name:  J. Gregory Wass
Title:   Assistant Treasurer

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

Fidelity Management &
Research Company
on behalf of
Fidelity Summer Street Trust: Fidelity High Income Fund

By:  /s/ J. Gregory Wass
Name:  J. Gregory Wass
Title:   Assistant Treasurer

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

Fidelity Management &
Research Company
on behalf of
Fidelity Puritan Trust: Fidelity Puritan Fund

By:  /s/ J. Gregory Wass
Name:  J. Gregory Wass
Title:   Assistant Treasurer

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

Fidelity Management &
Research Company
on behalf of
Master Trust Bank of Japan Ltd. Re: Fidelity US High Yield

By:  /s/ J. Gregory Wass
Name:  J. Gregory Wass
Title:   Assistant Treasurer

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

Fidelity Management &
Research Company
on behalf of
Fidelity Funds – US High Income

By:  /s/ J. Gregory Wass
Name:  J. Gregory Wass
Title:   Assistant Treasurer

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

The Assets Management Committee of Coca-Cola Company Master Retirement Trust

By:  /s/ Dave Censorio
Name:  Dave Censorio
Title:   Vice President

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

Pyramis High Yield Fund, LLC

By:  /s/ Dave Censorio
Name:  Dave Censorio
Title:   Vice President

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

Illinois Municipal Retirement Fund

By:  /s/ Dave Censorio
Name:  Dave Censorio
Title:   Vice President

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

The Japan Trustee Service Bank LTD Re: MATB Fidelity High Yield Bond Open Mother

By:  /s/ Dave Censorio
Name:  Dave Censorio
Title:   Vice President

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

Fidelity Global Bond Series-US Dollar Monthly Income-US High Yield Pool

By:  /s/ Dave Censorio
Name:  Dave Censorio
Title:   Vice President

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

IG CAA High Yield Sec

By:  /s/ Dave Censorio
Name:  Dave Censorio
Title:   Vice President

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

The Japan Trustee Services Bank LTD Re: STB Fidelity Strategic Income Fund Mother

By:  /s/ Dave Censorio
Name:  Dave Censorio
Title:   Vice President

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

Fidelity Investments Canada ULC, As Trustee of The Fidelity Balanced High Income Fund

By:  /s/ Peter Bowen
Name:  Peter Bowen
Title:   VP & Fund Treasurer

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

Fidelity Investments Canada ULC, As Trustee of The Fidelity American High Yield Fund

By:  /s/ Peter Bowen
Name:  Peter Bowen
Title:   VP & Fund Treasurer

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

Fidelity Investments Canada ULC, As Trustee of The Fidelity Canadian Asset Allocation Fund

By:  /s/ Peter Bowen
Name:  Peter Bowen
Title:   VP & Fund Treasurer

Address:   Fidelity Investments
    82 Devonshire Street, V13H
    Boston, MA 02109
Attn:           Nate Van Duzer
Tel:            617-392-8129
Fax:           617-392-1605

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________

Franklin Advisers, Inc.

By:  /s/ Edward D. Perks
Name:  Edward D. Perks
Title:     Senior Vice President

Franklin Templeton Investments
One Franklin Parkway
San Mateo, CA 94403

Attn:              Christine P. Villaluz
Tel:                650-312-3032
Fax:               916-463-1984

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes: _________________
10% Notes:  ____________________
10-3/4% Notes: ________________